                                                                   EXHIBIT 10.9

                      SECOND AMENDMENT TO CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of February 4, 2005 (this "Second Amendment"), is by and among DIRECTED ELECTRONICS, INC., a Florida corporation (the "Borrower"), DEI HOLDINGS, INC., a Florida corporation ("Holdings"), those Domestic Subsidiaries of the Borrower party hereto (together with Holdings, the "Guarantors"), the financial institutions party hereto (collectively, the "Lenders"; and individually, a "Lender"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                   WITNESSETH

      WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of June 17, 2004 (as previously amended and modified and as further amended, modified, supplemented or restated from time to time, the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein);

      WHEREAS, the Borrower has requested that the Lenders agree to reduce the Applicable Percentage for the Term Loan in respect of both Alternate Base Rate Loans and LIBOR Rate Loans (the "Pricing Reduction"); and

      WHEREAS, the Lenders have agreed to the Pricing Reduction, subject to the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                                   AMENDMENTS

      1.1 NEW DEFINITION. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition is the appropriate alphabetical location.

      "Second Amendment Effective Date" shall mean February 4, 2005.

      1.2 AMENDMENT TO APPLICABLE PERCENTAGE. The pricing grid in the definition of Applicable Percentage set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                             LIBOR RATE
                             MARGIN FOR
                              REVOLVING   ALTERNATE BASE
        CONSOLIDATED TOTAL    LOANS AND     RATE MARGIN       LIBOR RATE     ALTERNATE BASE
             LEVERAGE         LETTER OF    FOR REVOLVING   MARGIN FOR TERM     RATE MARGIN
LEVEL         RATIO          CREDIT FEE        LOANS            LOANS        FOR TERM LOANS   COMMITMENT FEE
-----   ------------------   ----------   --------------   ---------------   --------------   --------------
I       < or = 3.00 to 1.0          2.75%          1.75%            3.25%             2.25%            0.375%

II      > 3.00 to 1.0 but           3.00%          2.00%            3.25%             2.25%             0.50%
        < or =  3.75 to 1.0

III     > 3.75 to 1.0 but           3.25%          2.25%            3.25%             2.25%             0.50%
        < or =  4.50 to 1.0

IV      >  4.50 to 1.0              3.50%          2.50%            3.25%             2.25%             0.50%

      1.3 CALL PROTECTION. The fourth sentence in Section 2.8(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

      All prepayments under this Section 2.8(a) shall be subject to Section 2.17, but otherwise shall be made without premium or penalty; provided that any refinancing of the outstanding Term Loan with the proceeds of a replacement term loan to effect a reduction in the Applicable Margin for the Term Loan prior to the first anniversary of the Second Amendment Effective Date shall be made at 101% of par.

                                    SECTION 2

                               CLOSING CONDITIONS

      2.1   CLOSING CONDITIONS.

      This Second Amendment shall be effective as of the date hereof upon satisfaction of the following conditions precedent, in form and substance reasonably acceptable to the Administrative Agent:

            (a) Second Amendment. The Administrative Agent shall have received a copy of this Second Amendment duly executed by each of the Loan Parties and the Lenders.

            (b) Fees. Receipt by the Administrative Agent of (i) all fees owing to the Co-Lead Arrangers pursuant to that certain engagement letter agreement dated January 21, 2005, addressed to the Borrower and signed by the Co-Lead Arrangers and the Borrower, and (ii) all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Second Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC relating to the Second Amendment together with other fees and expenses owing by the Borrower thereto outstanding prior to the date of this Second Amendment.

      2.2 POST-CLOSING REQUIREMENTS. As soon as possible, and in any event no later than ten (10) Business Days after the date of this Second Amendment (or such later date as agreed to by the Administrative Agent in its sole discretion), the Administrative Agent shall have received (i) a copy of the Borrower's articles of incorporation certified by the Secretary of State of Florida as of a recent date, (ii) a certificate of good standing, existence or its equivalent certified as of a recent date by the Secretary of State of the State of Florida, (iii) all stock certificates evidencing the capital stock of the Borrower pledged to the Administrative Agent pursuant to the Pledge Agreement, together with duly executed in blank undated stock powers attached thereto, and (iv) a legal opinion from the Borrower's Florida counsel, in form and substance reasonably satisfactory to the Administrative Agent.

                                    SECTION 3

                                  MISCELLANEOUS

      3.1 AMENDED TERMS. The term "Credit Agreement" as used in each of the Loan Documents, and all references therein to the Credit Agreement, shall hereafter mean and refer to the Credit Agreement as amended by this Second Amendment. Except as specifically amended or modified hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

      3.2 REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES. Each of the Loan Parties represents and warrants to the Lenders as follows:

            (a) It has taken all necessary action to authorize the execution, delivery and performance of this Second Amendment and it has full power, authority and legal right to execute, deliver and perform this Second Amendment.

            (b) This Second Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

            (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Second Amendment.

            (d) The execution, delivery and performance of and compliance with the terms of this Second Amendment will not result in any violation of, or be in conflict with, or constitute a default under, the terms of its certificate of incorporation or by-laws, any other Requirement of Law applicable to it or any agreement, indenture, lease, assignment or other instrument to which it is a party or which is binding upon it or upon any of its properties or assets, unless such violation could not reasonably be expected to have a Material Adverse Effect, or, except pursuant to the Loan Documents, result in the creation of any Lien upon any of its properties or assets.

            (e) The representations and warranties of such Person set forth in each of the Loan Documents are, subject to the limitations set forth therein, true and correct as of the date hereof (except for those which expressly relate to an earlier date) and no Event of Default or Potential Event of Default exists on the date hereof (after giving effect to this Second Amendment).

      3.3   REAFFIRMATION OF OBLIGATIONS.

            (a) Directed Electronics, Inc., a Florida corporation (successor in interest to Directed Electronics, Inc., a California corporation), hereby ratifies the Credit Agreement (as amended by this Second Amendment) and the other Loan Documents and acknowledges and reaffirms (a) that, as the Borrower, it is bound by all terms of the Credit Agreement (as amended by this Second Amendment) and the other Loan Documents applicable to it and
      (b) that, as the Borrower, it is responsible for the observance and full performance of the Obligations applicable it.

            (b) Each Guarantor hereby ratifies the Credit Agreement (as amended by this Second Amendment) and the other Loan Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement (as amended by this Second Amendment) and the other Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of the Obligations applicable to it.

      3.4 LOAN DOCUMENT. This Second Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

      3.5 ENTIRETY. This Second Amendment and the other Loan Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

      3.6 COUNTERPARTS/TELECOPY. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Second Amendment by telecopy or electronic signature shall be effective as an original and shall constitute a representation that an original shall be delivered.

      3.7 GOVERNING LAW. This Second Amendment and the rights and obligations of the parties under this Second Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York (including
Section 5-1401 of the General Obligations Law of the State of New York), without regard to conflicts of laws principles.

      3.8 CONSENT TO JURISDICTION; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 10.17 and 10.18 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

      3.9 FURTHER ASSURANCES. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is reasonably necessary to carry out the intent of this Second Amendment.

                            [Signature Pages Follow]

                           DIRECTED ELECTRONICS, INC.
                      SECOND AMENDMENT TO CREDIT AGREEMENT

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                              DIRECTED ELECTRONICS, INC.,
                                       a Florida corporation


                                       By: /s/ Richard Hirshberg
                                           --------------------------------
                                       Name: Richard Hirshberg
                                       Title: VP CFO


GUARANTORS:                            DEI HOLDINGS, INC.,
                                       a Florida corporation


                                       By: /s/ Richard Hirshberg
                                           --------------------------------
                                       Name: Richard Hirshberg
                                       Title: VP CFO


                                       DEI HEADQUARTERS, INC.,
                                       a Florida corporation


                                       By: /s/ Richard Hirshberg
                                           --------------------------------
                                       Name: Richard Hirshberg
                                       Title: VP CFO

                           DIRECTED ELECTRONICS, INC.
                      SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT
AND LENDERS:                           WACHOVIA BANK, NATIONAL
                                       ASSOCIATION,
                                       as Administrative Agent and as a Lender

                                       By:  /s/ David C. Hauglid
                                           ________________________________
                                       Name: David C. Hauglid
                                       Title: Vice President

                           [signature pages continue]

            AIB DEBT MANAGEMENT LIMITED,.
            as a Lender

            By:    /s/ Martin Chin
                 ----------------------------
            Name:  Martin Chin
            Title: Vice President
                   Investment Advisor to
                   AIB Debt Management, Limited

            By:    /s/ Roisin O'Connell
                 ----------------------------
            Name:  Roisin O'Connell
            Title: Assistant Vice President
                   Investment Advisor to
                   AIB Debt Management, Limited


            ALLSTATE LIFE INSURANCE COMPANY, as a Lender

            By:    /s/ Chris Goergen
                 ----------------------------
            Name:  Chris Goergen
            Title: Authorized Signatory

            By:    /s/ Jerry D. Zinkula
                 ----------------------------
            Name:  Jerry D. Zinkula
            Title: Authorized Signatory

            AIMCO CDO SERIES 2000-A,
            as a Lender

            By:  /s/ Chris Goergen
                 ----------------------------
            Name:  Chris Goergen
            Title: Authorized Signatory

            By:    /s/ Jerry D. Zinkula
                 ----------------------------
            Name:  Jerry D. Zinkula
            Title: Authorized Signatory


            AIMCO CLO SERIES 2001-A,
            as a Lender

            By:  /s/ Chris Georgen
                 ----------------------------
            Name:  Chris Goergen
            Title: Authorized Signatory

            By:    /s/ Jerry D. Zinkula
                 ----------------------------
            Name:  Jerry D. Zinkula
            Title: Authorized Signatory


            ANTARES CAPITAL CORPORATION
            as a Lender

            By:    /s/ Tyler W. Lindblad
                 ----------------------------
            Name:  Tyler W. Lindblad
            Title: Director


            JPMORGAN CHASE BANK, as trustee of the Antares
            Funding Trust created under the Trust Agreement
            Dated as of November 30, 1999.

            By:    /s/ Greg Sheehan
                 ----------------------------
            Name:  Greg Sheehan
            Title: Vice President

            NAVIGATOR CDO 2003, LTD
            By Antares Asset Management Inc.,
               as Collateral Manager

            By:    /s/ David Mahon
                 ----------------------------
            Name:  David Mahon
            Title: Vice President

            NAVIGATOR CDO 2004, LTD
            By Antares Asset Management Inc.,
               as Agent

            By:    /s/ David Mahon
                 ----------------------------
            Name:  David Mahon
            Title: Vice President

            APOLLO INVESTMENT MANAGEMENT, L.P.,
            as a Lender

            By:    /s/ A. Renn
                 ----------------------------
            Name:  A. Renn
            Title: Vice President

            APEX (IDM) CDO I, LTD.
            BABSON CLO LTD. 2003-I
            BABSON CLO LTD. 2004-I
            BABSON CLO LTD. 2004-II
            ELC (CAYMAN) LTD. 1999-II
            ELC (CAYMAN) LTD. 1999-III
            ELC (CAYMAN) LTD. 2000-I
            SEABOARD CLO 2000 LTD.
            TRYON CLO LTD. 2000-I
            SUFFIELD CLO, LIMITED
            By: Babson Capital Management LLC as
                Collateral Manager

            By:    /s/ John W. Stelwagon
                 ----------------------------
            Name:  John W. Stelwagon
            Title: Managing Director

            SIMSBURY CLO, LIMITED
            By: Babson Capital Management LLC under delegated
                Authority from Massachusetts Mutual Life Insurance Company as Collateral Manager

            By:    /s/ John W. Stelwagon
                 ----------------------------
            Name:  John W. Stelwagon
            Title: Managing Director


            BLACKROCK GLOBAL FLOATING RATE INCOME TRUST
            BLACKROCK SENIOR INCOME SERIES,
            as a Lender

            By:    /s/ Tom Colwell
                 ----------------------------
            Name:  Tom Colwell
            Title: Authorized Signatory

            CANYON CAPITAL CDO 2001-1, LTD.,
            as a Lender
            By: Canyon Capital Advisors LLC, a Delaware Limited Liability Company, its Collateral Manager

            By:    /s/ Patrick Dooley
                 ----------------------------
            Name:  Patrick Dooley
            Title: Authorized Signatory

            CANYON CAPITAL CDO 2002-1, LTD.,
            as a Lender
            By: Canyon Capital Advisors LLC, a Delaware Limited Liability Company, its Collateral Manager

            By:    /s/ Patrick Dooley
                 ----------------------------
            Name:  Patrick Dooley
            Title: Authorized Signatory

            CANYON CAPITAL CDO 2004-1, LTD.,
            as a Lender
            By: Canyon Capital Advisors LLC, a Delaware Limited Liability Company, its Collateral Manager

            By:    /s/ Michael M. Leyland
                 ----------------------------
            Name:  Michael M. Leyland
            Title: Authorized Signatory


            CIBC INC.,
            as a Lender

            By:    /s/ Cedric Henley
                 ----------------------------
            Name:  Cedric Henley
            Title: Executive Director

            SPECIAL SITUATIONS OPPORTUNITY FUND I, LLC,
            as a Lender
            By:  First Source Financial, Inc., its authorized agent

            By:    /s/ James M. Cassady
                 ----------------------------
            Name:  James M. Cassady
            Title: Vice President


            FRANKLIN TEMPLETON
            as a Lender

            By:    /s/ Tyler Chan
                 ----------------------------
            Name:  Tyler Chan
            Title: Vice President

            GENERAL ELECTRIC CAPITAL CORPORATION,
            as a Lender

            By:    /s/ Matthew D. Liepert
                 ----------------------------
            Name:  Matthew D. Liepert
            Title: Duly Authorized Signatory

            GSC PARTNERS CDO FUND IV, LIMITED
            By:  GSCP (NJ), L.P., as Collateral Manager

            By:    /s/ Alexander B. Wright
                 ----------------------------
            Name:  Alexander B. Wright
            Title: Authorized Signatory


            GSC PARTNERS CDO FUND V, LIMITED
            By: GSCP (NJ), L.P., as Collateral Manager

            By:    /s/ Alexander B. Wright
                 ----------------------------
            Name:  Alexander B. Wright
            Title: Authorized Signatory


            1888 FUND, LTD.

            By:    /s/ Kaitlin Trinh
                 ----------------------------
            Name:  Kaitlin Trinh
            Title: Fund Controller

            GREEN LANE CLO LTD.

            By:    /s/ Kaitlin Trinh
                 ----------------------------
            Name:  Kaitlin Trinh
            Title: Fund Controller

            LFC2 LOAN FUNDING LLC, For Itself or as
            Agent for Loan Funding Corp., THC, LTD.

            By:    /s/ Janet Haack
                 ----------------------------
            Name:  Janet Haack
            Title: As Attorney-in-Fact

            GULF STREAM-COMPASS CLO 2002-1 LTD.
            By: Gulf Stream Asset Management LLC
            As Collateral Manager,
            As a Lender

            By:    /s/ Barry K. Love
                 ----------------------------
            Name:  Barry K. Love
            Title: Chief Credit Officer

            GULF STREAM-COMPASS CLO 2003-1 LTD.
            By: Gulf Stream Asset Management LLC
            As Collateral Manager,
            As a Lender

            By:    /s/ Barry K. Love
                 ----------------------------
            Name:  Barry K. Love
            Title: Chief Credit Officer


            GULF STREAM-COMPASS CLO 2004-1 LTD.
            By:  Gulf Stream Asset Management LLC
            As Collateral Manager,
            As a Lender

            By:    /s/ Barry K. Love
                 ----------------------------
            Name:  Barry K. Love
            Title: Chief Credit Officer


            FOX RIVER CLO, LTD.
            as a Lender

            By:    /s/ Mark D. Senkprel
                 ----------------------------
            Name:  Mark D. Senkprel
            Title: Managing Director


            PREMIUM LOAN TRUST I, LTD.
            as an Investor

            By:    /s/ Timothy S. Van Kirk
                 ----------------------------
            Name:  Timothy S. Van Kirk
            Title: Managing Director


            MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH
            BUSINESS FINANCIAL SERVICES INC.,
            as a Lender

            By:    /s/ Craig Gallehugh
                 ----------------------------
            Name:  Craig Gallehugh
            Title: Director, Team Leader

            VENTURE CDO 2002, LIMITED,
            as a Lender
            By its investment advisor MJX Asset Management LLC

            By:    /s/  Martin Davey
                 ----------------------------
            Name:  Martin Davey
            Title: Managing Director

            VENTURE II CDO, LIMITED,
            as a Lender
            By its investment advisor MJX Asset Management LLC

            By:    /s/  Martin Davey
                 ----------------------------
            Name:  Martin Davey
            Title: Managing Director

            VENTURE III CDO, LIMITED,
            as a Lender
            By its investment advisor MJX Asset Management LLC

            By:    /s/  Martin Davey
                 ----------------------------
            Name:  Martin Davey
            Title: Managing Director

            VENTURE IV CDO, LIMITED,
            as a Lender
            By its investment advisor MJX Asset Management LLC

            By:    /s/  Martin Davey
                 ----------------------------
            Name:  Martin Davey
            Title: Managing Director

            VISTA LEVERAGED INCOME FUND,
            as a Lender
            By its investment advisor MJX Asset Management LLC

            By:    /s/  Martin Davey
                 ----------------------------
            Name:  Martin Davey
            Title: Managing Director

            BANK ONE HIGH YIELD

            By:    /s/  William J. Morgan
                 ----------------------------
            Name:  William J. Morgan
            Title: Portfolio Manager


            FOXE BASIN CLO 2003, LTD.
            By Royal Bank of Canada as Collateral Manager

            By:    /s/ Lee M. Shaiman
                 ----------------------------
            Name:  Lee M. Shaiman
            Title: Authorized Signatory


            HUDSON STRAITS CLO 2004, LTD.
            By Royal Bank of Canada as Collateral Manager

            By:    /s/ Lee M. Shaiman
                 ----------------------------
            Name:  Lee M. Shaiman
            Title: Authorized Signatory


            GRANITE VENTURES I LTD.
            By: Stone Tower Debt Advisors LLC,
                as its Collateral Manager

            By:    /s/ W. Anthony Edson
                 ----------------------------
            Name:  W. Anthony Edson
            Title: Authorized Signatory

            STONE TOWER CDO LTD.
            By: Stone Tower Debt Advisors LLC,
                as its Collateral Manager

            By:    /s/ W. Anthony Edson
                 ----------------------------
            Name:  W. Anthony Edson
            Title: Authorized Signatory


            STONE TOWER CDO II LTD.
            By: Stone Tower Debt Advisors LLC,
                as its Collateral Manager

            By:    /s/ W. Anthony Edson
                 ----------------------------
            Name:  W. Anthony Edson
            Title: Authorized Signatory


            WACHOVIA BANK, NATIONAL ASSOCIATION,
            As a Lender

            By:    /s/  Kenneth M. Gacevich
                 ----------------------------
            Name:  Kenneth M. Gacevich
            Title: Vice President


            WELLS FARGO BANK, N.A.,
            as a Lender

            By:    /s/  David G. James
                 ----------------------------
            Name:  David G. James
            Title: Vice President